Exhibit 23.1
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                                                                 THOMAS W. KLASH
                                                     CERTIFIED PUBLIC ACCOUNTANT


                         CONSENT OF INDEPENDENT AUDITOR
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I consent to the use in this Annual Report, Form 10-KSB, of my report dated
February 15, 2006, relating to the financial statements of Renewable Assets, Inc., as of December 31, 2005 and for the two years then ended.


/s/ THOMAS W. KLASH
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Thomas W. Klash
March 14, 2006




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